UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

VALIC COMPANY I

VALIC COMPANY II

(Exact Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies: ___________________________________________________________________________________
	(2)	Aggregate number of securities to which transaction applies: ___________________________________________________________________________________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

___________________________________________________________________________________

	(4)	Proposed maximum aggregate value of transaction: ___________________________________________________________________________________
	(5)	Total fee paid: ___________________________________________________________________________________
☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: ___________________________________________________________________________________
	(2)	Form, Schedule or Registration Statement No.: ___________________________________________________________________________________
	(3)	Filing Party: ___________________________________________________________________________________
(4)	Date Filed: ___________________________________________________________________________________

Solicitation Script

VALIC COMPANY I & VALIC COMPANY II

Inbound Info Agent Only

Meeting Date: May 11, 2021

Toll Free Number: 833-670-0699

Inbound Greeting:

Thank you for calling the Broadridge Proxy Services Center for the VALIC COMPANY I & VALIC COMPANY II proxy statement. My name is <Agent Name>. How may I assist you today?

Proposal Questions/unsure of Voting:

Would you like me to review the proposals with you? <Once questions have been answered using the proxy materials provided, review the voting options available.>

Request for Material:

Mr./Ms. <shareholder’s last name>, I can have another proxy statement sent to you via e-mail. Please provide your complete e-mail address.

Should you have any questions once you have received and reviewed the material, please contact us at 833-670-0699 Monday through Friday between the hours of 9:00 a.m. and 10:00 p.m., Eastern Time.

Voting options available:

Voting options available are listed on your ballot received. (No televoting available as no data will be loaded in the system.)

(Note: some ballots are not set up for web/IVR voting.)

To vote by Internet

1) Read the Proxy Statement and have the proxy card or voting instruction card at hand.

2) Go to website www.proxyvote.com.

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card or voting instruction card at hand.

2) Call 1-800-690-6903.

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card or voting instruction card.

3) Sign and date the proxy card or voting instruction card.

4) Return the proxy card or voting instruction card in the preaddressed, postage paid envelope provided.

To attend and vote at the Virtual Shareholder Meeting

1) register by going to https://viewproxy.com/AIG/broadridgevsm/

INBOUND - CLOSED RECORDING:

Thank you for calling the Broadridge Proxy Services Center. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Friday, 9:00 a.m. to 10:00 p.m., Eastern Time. Thank you.

INBOUND - CALL IN QUEUE MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.

END OF CAMPAIGN MESSAGE:

Thank you for calling the Broadridge Proxy Services Center. The Shareholder meeting has been held and as a result, this toll free number is no longer in service for proxy related calls. If you have questions about your investment, please contact your Financial Advisor or the fund company directly. Thank you and have a nice day.

2 | Page

VALIC PHASE 1 – CAMPAIGN FACT SHEET

Broadridge Financial Solutions

Record Date: February 26, 2021.	Mail Date: March 19, 2021.
Meeting Info
Tuesday, May 11, 2021 at 4:00 p.m. EST
https://viewproxy.com/AIG/broadridgevsm3/
Name, email and 16-digit Control Number are required before 5:00 p.m. EST on Monday, May 10, 2021.

VALIC Funds: 1-800-445-7862	Broadridge Inbound Line: 1-833-670-0699

Target Funds	Acquiring Funds
Capital Conservation Fund, a series of VC I	Core Bond Fund, a series of VC I
Core Bond Fund, a series of VC II	Core Bond Fund, a series of VC I
Government Money Market II Fund, a series of VC II	Government Money Market I Fund, a series of VC I
Small Cap Aggressive Growth Fund, a series of VC I	Small Cap Growth Fund, a series of VC I
Small Cap Fund, a series of VC I	Small Cap Growth Fund, a series of VC I
Small Cap Growth Fund, a series of VC II	Small Cap Growth Fund, a series of VC I
Strategic Bond Fund, a series of VC II	Core Bond Fund, a series of VC I

Proposal

1.a To approve an Agreement and Plan of Reorganization relating to the Capital Conservation Fund, pursuant to which the Capital Conservation Fund will transfer all of its assets to the Core Bond Fund (the ‘‘Acquiring Core Bond Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Core Bond Fund of all of the liabilities of the Capital Conservation Fund and shares of the Acquiring Core Bond Fund, which shares will be distributed by the Capital Conservation Fund to the holders of its shares in complete liquidation thereof (to be voted on by Capital Conservation Fund shareholders);

1.b To approve an Agreement and Plan of Reorganization relating to the Strategic Bond Fund, pursuant to which the Strategic Bond Fund will transfer all of its assets to the Acquiring Core Bond Fund, a newly created series of VC I, in exchange for the assumption by the Acquiring Core Bond Fund of all of the liabilities of the Strategic Bond Fund and shares of the Acquiring Core Bond Fund, which shares will be distributed by the Strategic Bond Fund to the holders of its shares in complete liquidation thereof (to be voted on by Strategic Bond Fund shareholders);

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

1.c To approve an Agreement and Plan of Reorganization relating to the Core Bond Fund, pursuant to which the Core Bond Fund will transfer all of its assets to the Acquiring Core Bond Fund, a newly created series of VC I, in exchange for the assumption by the Acquiring Core Bond Fund of all of the liabilities of the Core Bond Fund and shares of the Acquiring Core Bond Fund, which shares will be distributed by the Core Bond Fund to the holders of its shares in complete liquidation thereof (to be voted on by Core Bond Fund shareholders);

1.d To approve an Agreement and Plan of Reorganization relating to the Government Money Market II Fund, pursuant to which the Government Money Market II Fund will transfer all of its assets to the Government Money Market I Fund, a series of VC I, in exchange for the assumption by the Government Money Market I Fund of all of the liabilities of the Government Money Market II Fund and shares of the Government Money Market I Fund, which shares will be distributed by the Government Money Market II Fund to the holders of its shares in complete liquidation thereof (to be voted on by Government Money Market II Fund shareholders);

1.e To approve an Agreement and Plan of Reorganization relating to the Small Cap Aggressive Growth Fund, pursuant to which the Small Cap Aggressive Growth Fund will transfer all of its assets to the Small Cap Growth Fund (the ‘‘Acquiring Small Cap Growth Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Small Cap Growth Fund of all of the liabilities of the Small Cap Aggressive Growth Fund and shares of the Acquiring Small Cap Growth Fund, which shares will be distributed by the Small Cap Aggressive Growth Fund to the holders of its shares in complete liquidation thereof (to be voted on by Small Cap Aggressive Growth Fund shareholders);

1.f To approve an Agreement and Plan of Reorganization relating to the Small Cap Fund, pursuant to which the Small Cap Fund will transfer all of its assets to the Acquiring Small Cap Growth Fund, a newly created series of VC I, in exchange for the assumption by the Acquiring Small Cap Growth Fund of all of the liabilities of the Small Cap Fund and shares of the Acquiring Small Cap Growth Fund, which shares will be distributed by the Small Cap Fund to the holders of its shares in complete liquidation thereof (to be voted on by Small Cap Fund shareholders);

1.g To approve an Agreement and Plan of Reorganization relating to the Small Cap Growth Fund, pursuant to which the Small Cap Growth Fund will transfer all of its assets to the Acquiring Small

2

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Cap Growth Fund, a newly created series of VC I, in exchange for the assumption by the Acquiring Small Cap Growth Fund of all of the liabilities of the Small Cap Growth Fund and shares of the Acquiring Small Cap Growth Fund, which shares will be distributed by the Small Cap Growth Fund to the holders of its shares in complete liquidation thereof (to be voted on by Small Cap Growth Fund shareholders); and

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the proposal

3

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS

Q: Why is a shareholder meeting being held?

A: You are being asked to approve one or more agreements and plans of reorganization (each, a ‘‘Reorganization Agreement’’) between VALIC Company I (‘‘VC I’’) or VALIC Company II (‘‘VC II’’ and together with VC I, the ‘‘Companies’’ and each, a ‘‘Company’’), on behalf of the applicable series set out in the following table under the heading ‘‘Target Funds’’ (each, a ‘‘Target Fund’’ and collectively, the ‘‘Target Funds’’), and VC I, on behalf of a corresponding series of VC I, set out in the following table under the heading ‘‘Acquiring Funds’’ (each, an ‘‘Acquiring Fund’’ and collectively, the ‘‘Acquiring Funds’’ and together with the Target Funds, the ‘‘Funds’’ and each, a ‘‘Fund’’).

Target Funds	Acquiring Funds
Capital Conservation Fund, a series of VC I	Core Bond Fund, a series of VC I
Core Bond Fund, a series of VC II	Core Bond Fund, a series of VC I
Government Money Market II Fund, a series of VC II	Government Money Market I Fund, a series of VC I
Small Cap Aggressive Growth Fund, a series of VC I	Small Cap Growth Fund, a series of VC I
Small Cap Fund, a series of VC I	Small Cap Growth Fund, a series of VC I
Small Cap Growth Fund, a series of VC II	Small Cap Growth Fund, a series of VC I
Strategic Bond Fund, a series of VC II	Core Bond Fund, a series of VC I

If the proposed reorganization (‘‘Reorganization’’) relating to your Target Fund is approved and completed, you will then have an investment in the corresponding Acquiring Fund, and your Target Fund will also be terminated as a series of the relevant Company. The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a ‘‘Contract’’) (the ‘‘Contract owners’’) issued by The Variable Annuity Life Insurance Company (‘‘VALIC’’) or other affiliated life insurance company (together with VALIC, the ‘‘Life Companies’’ and each, a ‘‘Life Company’’), having Contract values allocated to a subaccount of a separate account (‘‘Separate Account’’) invested in shares of a Target Fund as of the close of business on February 26, 2021 (the ‘‘Record Date’’).

4

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract.

The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an ‘‘IRA’’) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a ‘‘Plan’’) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

Q: How does the Board of Directors of VC I or the Board of Trustees of VC II suggest that I vote?

A: After careful consideration, the Board of Directors of VC I and the Board of Trustees of VC II (each, a ‘‘Board’’) have each determined that the applicable Reorganization is in the best interests of the relevant Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote ‘‘For’’ the proposed Reorganization. Each Board has determined that shareholders of the relevant Target Fund may benefit from, among other things, the following: (i) Shareholders of each Target Fund will remain invested in a diversified, open-end fund that has higher net assets; (ii) The larger net asset size of the combined fund is expected to give rise to possible operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the combined fund); and (iii) The combined fund will have projected total annual fund net operating expenses that are expected to be below those of the Target Fund(s) prior to the Reorganization after taking into account applicable contractual fee waivers and/or expense reimbursements. Please see ‘‘Reasons for the Reorganizations’’ in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

5

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Q: How will the Reorganizations affect me?

A: If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be assumed by, or combined with those of, the corresponding Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the corresponding Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the corresponding Acquiring Fund. After the completion of the Reorganization, you will own a smaller percentage of the corresponding Acquiring Fund than you did of your Target Fund because the combined fund will be significantly larger than each of the relevant Target Funds.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A: No. However, you will receive shares of the applicable Acquiring Fund with the same aggregate net asset value as the shares of your Target Fund you own prior to the Reorganization relating to your Target Fund. The number of shares you receive will depend on the relative net asset value of the shares of the relevant Target Fund and the corresponding Acquiring Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the applicable Acquiring Fund is lower than the net asset value of a share of the relevant Target Fund, you will receive a greater number of shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. On the other hand, if the net asset value of a share of the applicable Acquiring Fund is higher than the net asset value of a share of the relevant Target Fund, you will receive fewer shares of the Acquiring Fund in the applicable Reorganization than you held in the Target Fund before the Reorganization. The aggregate net asset value of your Acquiring Fund shares immediately after the applicable Reorganization will be the same as the aggregate net asset value of your Target Fund shares immediately prior to the Reorganization. Shareholders are entitled to one vote for each share or unit held on the Record Date.

6

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the applicable Acquiring Fund, which is a separate series of VC I.

Q: Who will advise the Acquiring Fund once the Reorganizations are completed?

A: As you know, each Target Fund is advised by VALIC. Each Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The subadvisers for each Target Fund and its corresponding Acquiring Fund are listed below. It is anticipated that each Acquiring Fund’s subadviser will continue to serve as subadviser to such Acquiring Fund following the completion of the Reorganization(s).

Target Fund	Subadviser	Acquiring Fund	Subadviser
Capital Conservation Fund	PineBridge Investments LLC (“PineBridge”)	Core Bond Fund	PineBridge
Core Bond Fund	PineBridge
Strategic Bond Fund	PineBridge
Government Money Market II Fund	SunAmerica Asset Management, LLC (“SunAmerica”)	Government Money Market I Fund	SunAmerica
Small Cap Aggressive Growth Fund	Victory Capital Management Inc.	Small Cap Growth Fund	JPMIM
Small Cap Fund	Bridgeway Capital Management, Inc., J.P. Morgan Investment Management Inc. (“JPMIM”), and T. Rowe Price Associates, Inc.
Small Cap Growth Fund	JPMIM
7

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Q: How will the Reorganizations affect Fund expenses?

A: Following the Reorganizations, a combined fund is expected to have a gross operating expense ratio and, as applicable, a net operating expense ratio (i.e., after contractual fee waivers and/or expense reimbursements) that is lower than those of its respective Target Fund(s) prior to the applicable Reorganization. With respect to each of the Target Core Bond Fund, Government Money Market II Fund, Target Small Cap Growth Fund and Strategic Bond Fund, the lower net total annual fund operating expenses will be due in part to the absence of a 0.25% shareholder services fee payable by the combined fund, which is expected to be offset in part by 0.25% higher separate account charges for Contract owners at the Contract level. For more detailed information about each Fund’s operating expense ratios, see “Summary—Fees and Expenses” in the Combined Prospectus/Proxy Statement.

Q: What happens to my account if the Reorganization is approved?

A: You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the corresponding Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization

Q: I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A: This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q: What happens if a Reorganization is not approved?

A: If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the applicable Board may consider alternatives, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

8

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Q: What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund(s) do not?

A: Each Reorganization is a separate transaction and is not dependent on the approval of any other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of any other Target Fund do not approve the Reorganization relating to their Target Fund.

Q: Will the Reorganization create a taxable event for me?

A: No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization.

Capital Conservation Fund, Government Money Market II Fund, Target Core Bond Fund, and Target Small Cap Growth Fund The portfolio managers of each of the Acquiring Core Bond Fund and the Government Money Market I Fund do not anticipate disposing of, or requesting the disposition of, any material portion (estimated to be less than 5%) of the holdings of the Capital Conservation Fund or the Government Money Market II Fund, respectively, in preparation for, or as a result of, the applicable Reorganization, other than in connection with the ordinary course of business. The portfolio managers of each of the Acquiring Core Bond Fund and the Acquiring Small Cap Growth Fund do not anticipate disposing of, or requesting the disposition of, any of the holdings of the Target Core Bond Fund or the Target Small Cap Growth Fund, respectively, in preparation for, or as a result of, the applicable Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs are anticipated to be incurred in connection with these Reorganizations.

Small Cap Aggressive Growth Fund, Small Cap Fund and Strategic Bond Fund While the portfolio managers of the Acquiring Small Cap Growth Fund do not anticipate disposing of a material portion of the holdings of each of the Small Cap Aggressive Growth Fund and the Small Cap Fund following the closing of the applicable Reorganization, they do anticipate requesting the disposition of a material portion of the holdings of the Small Cap Aggressive Growth Fund (estimated to be approximately 88%) and the Small Cap Fund (estimated to be approximately 68%) in preparation for the applicable Reorganization. While the portfolio managers of the Acquiring Core Bond Fund do not anticipate disposing of a material portion of the holdings of the Strategic Bond Fund following the closing of the Reorganization, they do anticipate requesting the disposition of a significant portion of the holdings of the Strategic Bond Fund (estimated

9

VALIC COMPANY I
Capital Conservation Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
VALIC COMPANY II
Core Bond Fund
Government Money Market II Fund
Small Cap Growth Fund
Strategic Bond Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

to be approximately 27%) in preparation for the Reorganization. The purpose of these sales is to align the holdings of each Target Fund with that of its respective Acquiring Fund prior to the closing of the Reorganization and to minimize any tax effects and transaction costs to applicable Acquiring Fund shareholders in connection with the realignments. During this period, each Target Fund may deviate from its principal investment strategies. VALIC has estimated that the brokerage commissions and other portfolio transaction costs relating to the realignment of the portfolio of each of the Small Cap Aggressive Growth Fund and the Small Cap Fund prior to its Reorganization will be approximately $86,000 (0.04% of net assets), or $167,000 (0.05% of net assets), respectively, or, based on shares outstanding as of August 31, 2020, $0.008, or $0.006 per share, respectively. The estimated brokerage commissions and other portfolio transaction costs relating to the realignment of the portfolio of the Strategic Bond Fund are anticipated to be minimal, if any. Each Target Fund will pay the transaction costs relating to the realignment of its portfolio prior to the Reorganization. The realignment of a Target Fund’s portfolio will only occur if its respective Reorganization is approved by shareholders.

Q: Who will pay for the Reorganizations?

A: VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of a Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. VALIC or its affiliates will pay these expenses whether or not a Reorganization is approved at the special meeting. Please refer to ‘‘Information About the Reorganizations – Expenses of the Reorganizations’’ for additional information about the expenses associated with each Reorganization.

10

VALIC PHASE 1 – CAMPAIGN FACT SHEET

Broadridge Financial Solutions

Record Date: February 26, 2021.	Mail Date: March 19, 2021.
Meeting Info
Tuesday, May 11, 2021 at 5:00 p.m. EST
https://viewproxy.com/AIG/broadridgevsm4/
Name, email and 16-digit Control Number are required before 5:00 p.m. EST on Monday, May 10, 2021.

VALIC Funds: 1-800-445-7862	Broadridge Inbound Line: 1-833-670-0699

Target Funds (each a series of VC II)	Acquiring Funds (each a series of VC I)
Small Cap Value Fund	Small Cap Value Fund
Capital Appreciation Fund	Capital Appreciation Fund
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund
International Opportunities Fund	International Opportunities Fund
High Yield Bond Fund	High Yield Bond Fund
Mid Cap Value Fund	Mid Cap Value Fund
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund

Proposals

1. 1.a To approve an Agreement and Plan of Reorganization relating to the Small Cap Value Fund, pursuant to which the Small Cap Value Fund will transfer all of its assets to the Small Cap Value Fund (the ‘‘Acquiring Small Cap Value Fund’’), a newly created series of VALIC Company I (‘‘VC I’’), in exchange for the assumption by the Acquiring Small Cap Value Fund of all of the liabilities of the Small Cap Value Fund and shares of the Acquiring Small Cap Value Fund, which shares will be distributed by the Small Cap Value Fund to the holders of its shares in complete liquidation thereof (to be voted on by Small Cap Value Fund shareholders);

1.b To approve an Agreement and Plan of Reorganization relating to the Capital Appreciation Fund, pursuant to which the Capital Appreciation Fund will transfer all of its assets to the Capital Appreciation Fund (the ‘‘Acquiring Capital Appreciation Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Capital Appreciation Fund of all of the liabilities of the Capital Appreciation Fund and shares of the Acquiring Capital Appreciation Fund, which shares will be distributed by the Capital Appreciation Fund to the holders of its shares in complete liquidation thereof (to be voted on by Capital Appreciation Fund shareholders);

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

1.c To approve an Agreement and Plan of Reorganization relating to the Aggressive Growth Lifestyle Fund, pursuant to which the Aggressive Growth Lifestyle Fund will transfer all of its assets to the Aggressive Growth Lifestyle Fund (the ‘‘Acquiring Aggressive Growth Lifestyle Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Aggressive Growth Lifestyle Fund of all of the liabilities of the Aggressive Growth Lifestyle Fund and shares of the Acquiring Aggressive Growth Lifestyle Fund, which shares will be distributed by the Aggressive Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof (to be voted on by Aggressive Growth Lifestyle Fund shareholders);

1.d To approve an Agreement and Plan of Reorganization relating to the Moderate Growth Lifestyle Fund, pursuant to which the Moderate Growth Lifestyle Fund will transfer all of its assets to the Moderate Growth Lifestyle Fund (the ‘‘Acquiring Moderate Growth Lifestyle Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Moderate Growth Lifestyle Fund of all of the liabilities of the Moderate Growth Lifestyle Fund and shares of the Acquiring Moderate Growth Lifestyle Fund, which shares will be distributed by the Moderate Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof (to be voted on by Moderate Growth Lifestyle Fund shareholders);

1.e To approve an Agreement and Plan of Reorganization relating to the Conservative Growth Lifestyle Fund, pursuant to which the Conservative Growth Lifestyle Fund will transfer all of its assets to the Conservative Growth Lifestyle Fund (the ‘‘Acquiring Conservative Growth Lifestyle Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Conservative Growth Lifestyle Fund of all of the liabilities of the Conservative Growth Lifestyle Fund and shares of the Acquiring Conservative Growth Lifestyle Fund, which shares will be distributed by the Conservative Growth Lifestyle Fund to the holders of its shares in complete liquidation thereof (to be voted on by Conservative Growth Lifestyle Fund shareholders);

1.f To approve an Agreement and Plan of Reorganization relating to the International Opportunities Fund, pursuant to which the International Opportunities Fund will transfer all of its assets to the International Opportunities Fund (the ‘‘Acquiring International Opportunities Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring

2

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

International Opportunities Fund of all of the liabilities of the International Opportunities Fund and shares of the Acquiring International Opportunities Fund, which shares will be distributed by the International Opportunities Fund to the holders of its shares in complete liquidation thereof (to be voted on by International Opportunities Fund shareholders);

1.g To approve an Agreement and Plan of Reorganization relating to the High Yield Bond Fund, pursuant to which the High Yield Bond Fund will transfer all of its assets to the High Yield Bond Fund (the ‘‘Acquiring High Yield Bond Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring High Yield Bond Fund of all of the liabilities of the High Yield Bond Fund and shares of the Acquiring High Yield Bond Fund, which shares will be distributed by the High Yield Bond Fund to the holders of its shares in complete liquidation thereof (to be voted on by High Yield Bond Fund shareholders);

1.h To approve an Agreement and Plan of Reorganization relating to the Mid Cap Value Fund, pursuant to which the Mid Cap Value Fund will transfer all of its assets to the Mid Cap Value Fund (the ‘‘Acquiring Mid Cap Value Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring Mid Cap Value Fund of all of the liabilities of the Mid Cap Value Fund and shares of the Acquiring Mid Cap Value Fund, which shares will be distributed by the Mid Cap Value Fund to the holders of its shares in complete liquidation thereof (to be voted on by Mid Cap Value Fund shareholders);

1.i To approve an Agreement and Plan of Reorganization relating to the U.S. Socially Responsible Fund, pursuant to which the U.S. Socially Responsible Fund will transfer all of its assets to the U.S. Socially Responsible Fund (the ‘‘Acquiring U.S. Socially Responsible Fund’’), a newly created series of VC I, in exchange for the assumption by the Acquiring U.S. Socially Responsible Fund of all of the liabilities of the U.S. Socially Responsible Fund and shares of the Acquiring U.S. Socially Responsible Fund, which shares will be distributed by the U.S. Socially Responsible Fund to the holders of its shares in complete liquidation thereof (to be voted on by U.S. Socially Responsible Fund shareholders); and

3

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

2. To transact such other business as may properly be presented at the Joint Special Meeting or any adjournment or postponement thereof.

The Board recommends that you vote FOR the proposal

QUESTIONS AND ANSWERS

Q: Why is a shareholder meeting being held?

A: You are being asked to approve one or more agreements and plans of reorganization (each, a ‘‘Reorganization Agreement’’) between VALIC Company II (‘‘VC II’’), on behalf of the applicable series set out in the following table under the heading ‘‘Target Funds’’ (each, a ‘‘Target Fund’’ and collectively, the ‘‘Target Funds’’), and VALIC Company I (‘‘VC I’’ and together with VC II, the ‘‘Companies’’ and each, a ‘‘Company’’), on behalf of a corresponding series of VC I, set out in the following table under the heading ‘‘Acquiring Funds’’ (each, an ‘‘Acquiring Fund’’ and collectively, the ‘‘Acquiring Funds’’ and together with the Target Funds, the ‘‘Funds’’ and each, a ‘‘Fund’’).

Target Funds (each a series of VC II)	Acquiring Funds (each a series of VC I)
Small Cap Value Fund	Small Cap Value Fund
Capital Appreciation Fund	Capital Appreciation Fund
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund
International Opportunities Fund	International Opportunities Fund
High Yield Bond Fund	High Yield Bond Fund
Mid Cap Value Fund	Mid Cap Value Fund
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund
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VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

If the proposed reorganization (‘‘Reorganization’’) relating to your Target Fund is approved and completed, you will then have an investment in the corresponding Acquiring Fund, and your Target Fund will also be terminated as a series of VC II. The Combined Prospectus/Proxy Statement is being furnished to owners of a variable annuity or variable life insurance contract or certificate (a ‘‘Contract’’) (the ‘‘Contract owners’’) issued by The Variable Annuity Life Insurance Company (‘‘VALIC’’) or other affiliated life insurance company (together with VALIC, the ‘‘Life Companies’’ and each, a ‘‘Life Company’’), having Contract values allocated to a subaccount of a separate account (‘‘Separate Account’’) invested in shares of a Target Fund as of the close of business on February 26, 2021 (the ‘‘Record Date’’).

Contract owners have a beneficial interest in a Target Fund, but do not invest directly in or hold shares of the Target Fund. The Life Companies, as the shareholders of a Target Fund, have voting rights with respect to the Target Fund shares, but pass through those voting rights to Contract owners. Accordingly, as a Contract owner, you have the right to instruct your Life Company how to vote Target Fund shares attributable to your Contract. The Combined Prospectus/Proxy Statement is also being furnished to custodians/trustees of individual retirement accounts (each, an ‘‘IRA’’) and plan fiduciaries of or participants in qualified employer-sponsored retirement plans (each, a ‘‘Plan’’) as of the Record Date. Participants in a Plan and IRA owners may have the right to vote or give voting instructions depending on the terms of the Plan or IRA custodial or other agreement. VALIC will take direction from the applicable Plan or account trustee regarding who (e.g., the Plan or participants) has the right to vote or provide voting instructions.

Q: How does the Board of Trustees of VC II suggest that I vote?

A: After careful consideration, the Board of Trustees of VC II (the ‘‘Board’’) has determined that the applicable Reorganization is in the best interests of the relevant Target Fund and that the Target Fund’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote ‘‘For’’ the proposed Reorganization. Please see ‘‘Reasons for the Reorganizations’’ in the Combined Prospectus/Proxy Statement for more detailed information relating to the Board’s considerations.

5

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Q: How will the Reorganizations affect me?

A: If shareholders of a Target Fund approve the proposed Reorganization, all of the assets and liabilities of the Target Fund will, in effect, be assumed by the corresponding Acquiring Fund. Shares of the Target Fund will be exchanged for shares of the corresponding Acquiring Fund based on a specified exchange ratio determined by the respective net asset values of the Funds’ shares. Your Contract, Plan or IRA value immediately before the Reorganization will be the same as your Contract, Plan or IRA value immediately following completion of the Reorganization; however, you will no longer own shares of your Target Fund but will own shares of the corresponding Acquiring Fund.

Q: Will I own the same number of shares of the Acquiring Fund as I currently own of my Target Fund?

A: Yes. You will receive the same number of shares of the Acquiring Fund with the same aggregate net asset value as the shares of the Target Fund you own prior to the Reorganization relating to your Target Fund. Shareholders are entitled to one vote for each share or unit held on the Record Date.

Q: Will my privileges as a shareholder change after the Reorganization?

A: Your rights as a shareholder will not change in any way as a result of the Reorganization relating to your Target Fund, but you will be a shareholder of the applicable Acquiring Fund, which is a separate series of VC I.

Q: Who will advise the Acquiring Fund once the Reorganizations are completed?

A: As you know, each Target Fund is advised by VALIC. Each Acquiring Fund is also advised by VALIC and will continue to be advised by VALIC once the Reorganizations are completed. The subadvisers for each Target Fund and its corresponding Acquiring Fund are the same and are listed below. It is anticipated that each Acquiring Fund’s subadviser will continue to serve as subadviser to such Acquiring Fund following the completion of the Reorganization.

6

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Target Funds	Acquiring Fund	Subadviser
Small Cap Value Fund	Small Cap Value Fund	J.P. Morgan Investment Management Inc.
Capital Appreciation Fund	Capital Appreciation Fund	BMO Asset Management Corp.
Aggressive Growth Lifestyle Fund	Aggressive Growth Lifestyle Fund	PineBridge Investments LLC (“PineBridge”)_
Moderate Growth Lifestyle Fund	Moderate Growth Lifestyle Fund	PineBridge
Conservative Growth Lifestyle Fund	Conservative Growth Lifestyle Fund	PineBridge
International Opportunities Fund	International Opportunities Fund	Delaware Investments Fund Advisers and Massachusetts Financial Services Company
High Yield Bond Fund	High Yield Bond Fund	Wellington Management Company LLP (“Wellington Management”)
Mid Cap Value Fund	Mid Cap Value Fund	Boston Partners Global Investors, Inc. d/b/a Boston Partners and Wellington Management
U.S. Socially Responsible Fund	U.S. Socially Responsible Fund	SunAmerica Asset Management, LLC

Q: How will the Reorganizations affect Fund expenses?

A: Following the Reorganizations, a combined fund is expected to have a gross operating expense ratio and a net operating expense ratio (i.e., after contractual fee waivers and/or expense reimbursements) that is lower than those of its respective Target Fund prior to the applicable Reorganization. With respect to a Target Fund (other than a Target Lifestyle Fund (as defined below)), the lower net total annual operating expenses will be due in part to the absence of a 0.25% shareholder services fee payable by the combined fund, which is expected to be offset in part by 0.25% higher separate account charges for Contract owners at the Contract level. With respect to each of the Target Aggressive Growth Lifestyle Fund, the Target Moderate Growth Lifestyle Fund and the Target Conservative Growth Lifestyle Fund

7

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

(each, a ‘‘Target Lifestyle Fund’’) the lower net total annual operating expenses will be due in part to a lower acquired fund fees and expenses fee payable by the combined fund, which is expected to be offset in part by 0.10% higher separate account charges for Contract owners at the Contract level. For more detailed information about each Fund’s operating expense ratios, see ‘‘Summary—Fees and Expenses’’ in the Combined Prospectus/Proxy Statement.

Q: What happens to my account if the Reorganization is approved?

A: You will not need to take any further action. If the Reorganization relating to your Target Fund is approved, your shares of the Target Fund automatically will be converted into shares of the corresponding Acquiring Fund on the date of the completion of the applicable Reorganization. You will receive written confirmation that this change has taken place. The aggregate net asset value of the shares you receive in the Reorganization relating to your Target Fund will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization.

Q: I have received another combined prospectus/proxy statement from other funds in the VALIC complex. Is this a duplicate combined prospectus/proxy statement?

A: This is not a duplicate combined prospectus/proxy statement. You are being asked to vote separately for each fund in which you own shares. The proposals included here were not included in any other combined prospectus/proxy statement.

Q: What happens if a Reorganization is not approved?

A: If a Reorganization is not approved by shareholders of the relevant Target Fund, the Reorganization for that Target Fund will not occur and the Board may consider alternatives, which may include seeking a merger with a different fund, the liquidation of the Target Fund or continuing current operations of the Target Fund.

8

VALIC COMPANY II
Small Cap Value Fund
Capital Appreciation Fund
Aggressive Growth Lifestyle Fund
Moderate Growth Lifestyle Fund
Conservative Growth Lifestyle Fund
International Opportunities Fund
High Yield Bond Fund
Mid Cap Value Fund
U.S. Socially Responsible Fund
JOINT SPECIAL MEETING OF SHAREHOLDERS

Q: What happens if shareholders of one Target Fund approve their Reorganization, while shareholders of the other Target Fund(s) do not?

A: Each Reorganization is a separate transaction and is not dependent on the approval of any other Reorganization. Thus, if shareholders of one Target Fund approve the Reorganization relating to their Target Fund, their Target Fund will be reorganized, even if shareholders of any other Target Fund do not approve the Reorganization relating to their Target Fund.

Q: Will the Reorganization create a taxable event for me?

A: No, you will not recognize gain or loss for federal income tax purposes as a result of the Reorganization. The portfolio managers of each Acquiring Fund do not anticipate disposing of, or requesting the disposition of, any of the holdings of its corresponding Target Fund in preparation for, or as a result of, the applicable Reorganization, other than in connection with the ordinary course of business. Consequently, minimal transaction costs, if any, are anticipated to be incurred in connection with the Reorganizations.

Q: Who will pay for the Reorganizations?

A: VALIC or its affiliates will pay the expenses incurred in connection with each Reorganization, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of a Target Fund’s portfolio securities prior to or after the closing of the Reorganization relating to such Target Fund. VALIC or its affiliates will pay these expenses whether or not a Reorganization is approved at the special meeting. Please refer to ‘‘Information About the Reorganizations – Expenses of the Reorganizations’’ for additional information about the expenses associated with each Reorganization.

9